Prospectus Supplement

(To Prospectus dated March 27, 2017)

Eaton Vance Municipal Income Trust

Up to 1,140,894 Common Shares

Eaton Vance Municipal Income Trust (the “Trust,” “we,” or “our”) is a diversified, closed-end management investment company which commenced operations on January 29, 1999. Our investment objective is to provide current income exempt from regular federal income tax.

The Trust has entered into a distribution agreement dated September 26, 2016 (the “Distribution Agreement”) with Eaton Vance Distributors, Inc. (the “Distributor”) relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus dated March 27, 2017. The Distributor has entered into a dealer agreement, dated September 26, 2016, (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Trust relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, we may offer and sell our Common Shares, $0.01 par value per share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Our Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “EVN.” As of June 21, 2017, the last reported sale price for our Common Shares on the NYSE was $13.01 per share.

Sales of our Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The Trust will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. In connection with the sale of the Common Shares on the Trust’s behalf, the Distributor may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of the Dealer may be deemed to be underwriting commissions or discounts.

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Trust cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Trust’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Trust’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Trust’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Investment Objective, Policies and Risks” beginning on page 21 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement dated June 23, 2017

This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information about the Trust that you should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in our securities. You should retain the accompanying Prospectus and this Prospectus Supplement for future reference. A Statement of Additional Information, dated March 27, 2017 as supplemented from time to time, containing additional information about the Trust, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are part of a “shelf” registration statement that we filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the Statement of Additional Information, you should rely on this Prospectus Supplement. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 48 of the accompanying Prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-262-1122 or by writing to the Trust at Two International Place, Boston, Massachusetts 02110. The Trust’s annual and semi-annual reports also are available on our website at http://www.eatonvance.com and on the SEC’s website, as described below, where the Trust’s Statement of Additional Information can be obtained. Information included on our website does not form part of this Prospectus Supplement or the accompanying Prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

You should rely only on the information contained in, or incorporated by reference into, this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Trust has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer to sell the securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the dates on their covers. The Trust’s business, financial condition and prospects may have changed since the date of its description in this Prospectus Supplement or the date of its description in the accompanying Prospectus.

Prospectus Supplement

Prospectus Supplement Summary	1
Capitalization	2
Summary of Trust Expenses	3
Market and Net Asset Value Information	4
Use of Proceeds	5
Plan of Distribution	6
Legal Matters	6
Available Information	7

Prospectus

Prospectus Summary	6
Summary of Trust Expenses	17
Financial Highlights and Investment Performance	18
The Trust	20
The Offering	21
Use of Proceeds	21
Portfolio Composition	21
Investment Objective, Policies and Risks	21
Management of the Trust	38
Plan of Distribution	39
Distributions	40
Federal Income Tax Matters	40
Dividend Reinvestment Plan	42
Description of Capital Structure	43
Custodian and Transfer Agent	47
Legal Opinions	47
Reports to Shareholders	47
Independent Registered Public Accounting Firm	47
Additional Information	47
Table of Contents for the Statement of Additional Information	48
The Trust's Privacy Policy	49

Until July 18, 2017 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver the Prospectus and this Prospectus Supplement. This requirement is in addition to the dealers’ obligation to deliver the Prospectus and this Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Investment Objective, Policies and Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Investment Objective, Policies and Risks” section of the accompanying Prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

Prospectus Supplement Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus Supplement and in the accompanying Prospectus and in the Statement of Additional Information.

THE TRUST

Eaton Vance Municipal Income Trust (the “Trust,” “we,” or “our”) is a diversified, closed-end management investment company, which commenced operations on January 29, 1999. The Trust offers investors the opportunity to receive current income exempt from regular federal income tax through a professionally managed portfolio of municipal obligations. Investments are based on Eaton Vance Management's (“Eaton Vance” or the “Adviser”) research and ongoing credit analysis, the underlying materials which are generally not available to individual investors. An investment in the Trust may not be appropriate for all investors, and there is no assurance that the Trust will achieve its investment objective.

THE ADVISER

Eaton Vance acts as the Trust's investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser's principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of April 30, 2017, Eaton Vance and its affiliates managed approximately $387.0 billion of fund and separate account assets on behalf of clients, including 51 open-end and closed-end municipal bond funds with combined assets of approximately $14.8 billion.  Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Trust's Board, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and provide related office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the Adviser's organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement an annual investment advisory fee calculated as a percentage of the Trust’s average weekly gross assets.  The annual advisory fee rate for the 12 month period ending April 30, 2017 is 0.595% (0.610% prior to May 1, 2016) of the Trust’s average weekly gross assets.  Such rate will be reduced by 0.015% on May 1 of each year thereafter through April 30, 2030.  For purposes of the advisory fee calculation, gross assets are calculated by deducting accrued liabilities of the Trust except the principal amount of any indebtedness for money borrowed, which includes (i) debt securities issued by the Trust, (ii) the liquidation value of any outstanding preferred shares issued by the Trust and (iii) the amount payable by the Trust to floating-rate note holders, provided that the total of the liquidation value of preferred shares and the amount payable to floating-rate note holders is limited to the value of the Trust’s APS shares prior to any APS redemptions by the Trust.  During periods in which the Trust is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust’s gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

THE OFFERING

The Trust has entered into a distribution agreement dated September 26, 2016 (the “Distribution Agreement”) with Eaton Vance Distributors, Inc. (the “Distributor”) relating to the Common Shares of beneficial interest (the “Common Shares”), offered by this Prospectus Supplement and the accompanying Prospectus dated March 27, 2017 (the “Offering”). The Distributor has entered into a dealer agreement dated September 26, 2016 (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Trust relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, the Trust may offer and sell up to 1,140,894 Common Shares, par value $0.01 per Common Share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares.

Offerings of the Common Shares will be subject to the provisions of the 1940 Act, which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company’s common shares (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a Prospectus and an accompanying Prospectus Supplement describing the method and terms of the offering of Common Shares.

LISTING AND SYMBOL

The Trust’s currently outstanding Common Shares are listed on the NYSE under the symbol “EVN.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. The net asset value of the Common Shares on June 21, 2017 was $13.43 per share. As of June 21, 2017, the last reported sale price for the Common Shares was $13.01.

USE OF PROCEEDS

The Trust currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objective and policies as described in the accompanying Prospectus under “Investment Objective, Policies and Risks” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Trust anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Trust’s distribution to the holders of Common Shares (“Common Shareholders”) or result in a distribution consisting principally of a return of capital.

Capitalization

We may offer and sell up to 1,140,894 of our Common Shares, $0.01 par value per share, from time to time through the Dealer as sub-placement agent under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of our Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus.

The table below assumes that we will sell 1,140,894 Common Shares at a price of $13.01 per share (the last reported sale price per share of our Common Shares on the NYSE on June 21, 2017). Actual sales, if any, of our Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than $13.01 per share, depending on the market price of our Common Shares at the time of any such sale. To the extent that the market price per share of our Common Shares on any given day is less than the net asset value per share on such day, we will instruct the Dealer not to make any sales on such day.

The following table sets forth our capitalization:

•

on a historical basis as of November 30, 2016 (audited); and

•

on a pro forma as adjusted basis to reflect the assumed sale of 1,140,894 Common Shares at $13.01 per share (the last reported sale price for our Common Shares on the NYSE on June 21, 2017), in an offering under this Prospectus Supplement and the accompanying Prospectus, after deducting the assumed commission of $162,691 (representing an estimated commission to the Distributor of 1% of the gross proceeds of the sale of Common Shares, of which a certain percentage will be paid to the Dealer in connection with sales of Common Shares effected in this offering).

	As of November 30, 2016 (audited)	Pro Forma (unaudited)
	Actual	As adjusted
Net Assets	$307,135,055	$323,241,512
Common shares outstanding, $0.01 par value per share	23,782,344	24,923,238
Paid-in capital	$315,181,422	$331,287,879
Accumulated distributions in excess of net investment income	$217,073	$217,073
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	$(42,151,530)	$(42,151,530)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	$33,888,090	$33,888,090
Net Assets	$307,135,055	$323,241,512
Net asset value per share	$12.91	$12.95

Summary of Trust Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a holder of Common Shares (“Common Shareholder”), would bear directly or indirectly. The table reflects outstanding APS in an amount equal to 6.7% and outstanding iMTP in an amount equal to 11.6% of the Trust’s average net assets and average leverage attributable to floating-rate notes for the year ended November 30, 2016 in an amount equal to 25.5% of the Trust’s total assets (including such APS, iMTP and floating-rate notes) and shows Trust expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	1%(1)
Offering expenses (as a percentage of offering price)	None(2)
Dividend reinvestment plan fees	None(3)

Annual expenses	Percentage of net assets attributable to Common Shares(4)
Management fee	1.14%(5)
Interest expenses	0.83%(6)
Other expenses	0.16%
Total annual expenses	2.13%
Dividends on preferred shares	0.06%
Total annual Trust operating expenses and dividends on preferred shares	2.19%

EXAMPLE

The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 2.19% of net assets attributable to Common Shares in years 1 through 10; (ii) a sales load of 1.00%; (iii) a 5% annual return; and (iv) all distributions are reinvested at NAV:

1 Year	3 Years	5 Years	10 Years
$32	$78	$126	$260

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s Common Shares. For more complete descriptions of certain of the Trust’s costs and expenses, see “Management of the Trust.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Trust’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distributions” and “Dividend Reinvestment Plan.” The example does not include estimated offering costs, which would cause the expenses shown in the example to increase.

The example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

___________

(1)

Represents the estimated commission with respect to the Trust’s Common Shares being sold in this offering.  There is no guarantee that there will be any sales of the Trust’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus.  Actual sales of the Trust’s Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” above.  In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” above, depending on market price of the Trust’s Common shares at the time of any such sale.

(2)

Eaton Vance will pay the expenses of the Offering (other than the applicable commissions). Therefore Offering Expenses are not included in the Summary of Trust Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Trust’s registration statement (including this Prospectus Supplement and the accompanying Prospectus and the Statement of Additional Information), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the Prospectus Supplement, the accompanying Prospectus, the Statement of Additional Information and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.

(3)

You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)

Stated as a percentage of average net assets attributed to Common Shares for the year ended November 30, 2016.

(5)

The advisory fee paid by the Trust to the Adviser is based on the average weekly gross assets of the Trust, including all assets attributable to any form of investment leverage that the Trust may utilize. Accordingly, if the Trust were to increase investment leverage in the future, the advisory fee will increase as a percentage of net assets.

(6)

“Interest Expenses” relate to the Trust’s liability with respect to floating-rate notes held by third parties in conjunction with investments in residual interest bonds.  The Trust records offsetting interest income in an amount at least equal to this expense relating to the municipal obligations underlying such transactions.

Market and Net Asset Value Information

Our Common Shares are listed on the NYSE under the symbol “EVN.” Our Common Shares commenced trading on the NYSE in 1999.

Our Common Shares have traded both at a premium and a discount to net asset value or NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of Common Shares may have an adverse effect on prices in the secondary market for our Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for our Common Shares. Shares of Common Stock of closed-end investment companies frequently trade at a discount from NAV. See “Prospectus Summary—Special Risk Considerations—Discount from or premium to NAV” on page 11 of the accompanying Prospectus.

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Trust’s Common Shares were trading as of such date. NAV is determined no less frequently than daily, generally on each day of the week that the NYSE is open for trading. See “Determination of net asset value” on page 26 of the accompanying Statement of Additional Information for information as to the determination of the Trust’s net asset value.

	Market Price		NAV per Share on Date of Market Price High and Low		NAV Premium/(Discount) on Date of Market Price High and Low
Quarter Ended	High	Low	High	Low	High	Low
May 31, 2017	$13.18	$12.43	$12.95	$12.37	1.78%	0.49%

The last reported sale price, NAV per Common Share and percentage premium/(discount) to NAV per Common Share on June 21, 2017, were $13.01, $13.43 and (3.13)%, respectively. As of June 21, 2017, we had 23,782,344 Common Shares outstanding and net assets of approximately $319,330,517.

The following table provides information about our outstanding Common Shares as of June 21, 2017:

Title of Class	Amount Authorized	Amount Held by the Trust or for its Account	Amount Outstanding
Common Shares	Unlimited	0	23,782,344

Use of Proceeds

Sales of our Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of our Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth below in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of our Common Shares at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $13.01 per share for our Common Shares on the NYSE as of June 21, 2017, we estimate that the net proceeds of this offering will be approximately $14,680,340 after deducting the estimated sales load and the estimated offering expenses payable by the Trust.

Subject to the remainder of this section, the Trust currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objective and policies as described in the accompanying Prospectus under “Investment Objective, Policies and Risks” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Trust anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Trust’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Plan of Distribution

Under the Dealer Agreement between the Distributor and the Dealer, upon written instructions from the Distributor, the Dealer will use its reasonable best efforts, to sell, as sub-placement agent, the Common Shares under the terms and subject to the conditions set forth in the Dealer Agreement. The Dealer’s solicitation will continue until the Distributor instructs the Dealer to suspend the solicitations and offers. The Distributor will instruct the Dealer as to the amount of Common Shares to be sold by the Dealer. The Distributor may instruct the Dealer not to sell Common Shares if the sales cannot be effected at or above the price designated by the Distributor in any instruction. To the extent that the market price per share of the Trust’s Common Shares on any given day is less than the net asset value per share on such day, the Distributor will instruct the Dealer not to make any sales on such day. The Distributor or the Dealer may suspend the offering of Common Shares upon proper notice and subject to other conditions.

The Dealer will provide written confirmation to the Distributor following the close of trading on the day on which Common Shares are sold under the Dealer Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Trust and the compensation payable by the Distributor to the Dealer in connection with the sales.

The Trust will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer for its services in acting as sub-placement agent in the sale of Common Shares out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of Common Shares at the time of any such sale. Eaton Vance will pay the expenses of the Offering (other than the applicable commissions).

Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, in return for payment of the net proceeds to the Trust. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Distributor has agreed to provide indemnification and contribution to the Dealer against certain civil liabilities, including liabilities under the 1933 Act.

The Dealer Agreement will remain in full force and effect unless terminated by either party upon 30 days’ written notice to the other party.

The principal business address of the Dealer is 1285 Avenue of the Americas, New York, NY 10019.

The Dealer and its affiliates hold or may hold in the future, directly or indirectly, investment interests in the Distributor and its funds. The interests held by the Dealer or its affiliates are not attributable to, and no investment discretion is held by, the Dealer or its affiliates.

Legal Matters

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by internal counsel for Eaton Vance.

Available Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at 1-202-551-8090.

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information do not contain all of the information in our registration statement, including amendments, exhibits, and schedules that the Trust has filed with the SEC (file No. 333-210445). Statements in this Prospectus Supplement and the accompanying Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.